                                  EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB (the "Report") under the Securities Exchange Act of 1934 of Narrowstep Inc. (the "Company"), I, Stephen Beaumont, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78m(a) or 78o(d); and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

              Dated:  October 16, 2006                /s/ Stephen Beaumont
                                                    ---------------------------
                                                        Stephen Beaumont
                                                        President and
                                                        Chief Executive Officer